SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                       to
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 30, 2003
                                                  ------------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 10
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             (Exact name of registrant as specified in its charter)


      California                     333-67682                33-0974362
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information (1)

         c.      Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of Catoosa Senior Village, L.P.

         10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of Catoosa Senior Village, L.P.

         10.3 Second Amendment to the Amended and Restated Agreement of Limited Partnership of Catoosa Senior Village, L.P.

         10.4 Amended and Restated Agreement of Limited Partnership of Melodie Meadow Associates, Ltd.

         10.5 First Amendment to the Amended and Restated Agreement of Limited Partnership of Melodie Meadow Associates, Ltd.
         -----------------
         (1) Included in the quarterly report on Form 10-Q.
























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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 10

Date: September 4, 2003          By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ THOMAS J. RIHA
                                               -------------------
                                               Thomas J. Riha,
                                               Vice President - Chief Financial
                                               Officer






















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



                                  EXHIBIT INDEX

     Exhibit
     Number      Description

         10.1 Amended and Restated Agreement of Limited Partnership of Catoosa Senior Village, L.P.

         10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of Catoosa Senior Village, L.P.

         10.3 Second Amendment to the Amended and Restated Agreement of Limited Partnership of Catoosa Senior Village, L.P.

         10.4 Amended and Restated Agreement of Limited Partnership of Melodie Meadow Associates, Ltd.

         10.5 First Amendment to the Amended and Restated Agreement of Limited Partnership of Melodie Meadow Associates, Ltd.